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                           ASTROP RESEARCH CORPORATION










                               SEMI-ANNUAL REPORT
                            For the Six Months Ended
                                October 31, 2000
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                                     [LOGO]
                           ASTROP RESEARCH CORPORATION


Dear Fellow Shareholder,

As this rocky year comes to an end, the corporate earnings outlook is being significantly undermined by signs that the economy is slowing and some analysts are warning that, while profit growth will remain strong, current earnings projections are too optimistic. They are adjusting their estimates accordingly and, as a result, are adding to the anxieties being felt by investors.

Recent unemployment data has reinforced the perception that the economy is cooling after six rate-increases by the Federal Reserve. Payrolls have risen well below their monthly average recently. Manufacturing jobs have actually declined, and manufacturing activity has shrunk after 18 months of growth. The big automakers are cutting production; home appliance manufacturers, like Whirlpool, say slowing demand will cut into their profits and department stores, already beleaguered, are warning of a possible, if not probable, disappointing Holiday season.

There are signs that Wall Street analysts are beginning to factor-in an economic slow-down. For consumer cyclicals, including Caterpillar, Dow Chemical and International Paper, analysts have reduced their earnings-growth projections. Estimates for leading companies in consumer staples, including General Mills and Kellogg, are also falling.

The perception that the economy need slow only modestly to curb inflationary pressures is a result of the surprising increase in worker productivity over the last couple of years. Comments from Fed officials seem to acknowledge that the potential non-inflationary growth rate of the economy was thought to be 2.5% to 3%. The total allowed for about a percentage point from the normal annual growth in the country's labor supply. Now, with the trend line for worker productivity approaching 3.5%, Fed officials seem to agree that the non-inflationary growth for the economy may be as high as 4.5% - most certainly 4%. In any event, Fed chairman Greenspan recently stated that he could find no evidence that productivity growth was slowing. The current posture of the U.S. economy is about as favorable as it gets with controlled inflation, moderate interest rates and an acceptable rate of corporate-earnings progress.

Confidence continues to suffer from this year's sharp corrections and many failed rallies. The tendency of investors is to quickly nail-down profits on any hints of trouble. The risk now is that continued choppiness will exhaust investors patience. Broadbased adoption of a defensive strategy could have severe consequences. Spurred by the market's spectacular performance in recent years, individuals have sharply expanded their common stock holdings.

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The ongoing global technology revolution, led by U.S. corporations, continues to bolster investor psychology, due in large part to its ever-advancing and innovative contributions to worldwide growth. Since its inception earlier this year, the Astrop First Internet Fund, following a pattern set by the technology sector, has experienced a drop in net asset value. However, compared to other Internet funds, the decline has been less pronounced. This is due in large part to the fund's commitment to leading stocks related to the Internet. The fund has sought to avoid speculative dot.com companies in favor of established, high-growth firms that have a proven earnings record. As a result, from its inception on July 14 to the end of the third quarter, the First Internet Fund saw a return of -9.2% versus a return of _28.7% from the Munder Net Net Fund, -22.4% from the Internet Fund, -29.3% from the WWW Internet Fund and -43.7% from the Jacob Internet Fund, during the same time period.

In terms of the market's psychological profile, we note that investors' behavior has changed somewhat recently. They have become more reluctant to move against the swings in the market, selling into rallies, and no longer seeing dips as a buying opportunity. This comparatively choppy correction, should, in the long run, have beneficial effects. After five super-charged years, a consolidation of sorts and reduced volatility should calm nerves, help make expectations more realistic and allow earnings to catch-up, at least somewhat, with stock prices. Though we would be at a loss to conjure-up potential catalysts, we think an eventual breakout will be to the upside. Psychology is still basically favorable and fundamentals remain solid.

The economy, restrained by Fed tightening over the past year, is easing back to a less-inflation-prone pace. Profit growth is slowly moderating. But with productivity continuing to improve, earnings should remain healthy, where the S&P 500 operating profits should be up about 13% this year and consensus projections forecast a 9% rise in 2001.

The quality of earnings is showing some signs of slipping. Increased pension gains, lower taxes and other non-operating items are more heavily contributing to bottom lines.

Such a background augurs well for continued, albeit modest, advances in stock prices in the period ahead. The current rather serious pullback in NASDAQ, following a record-setting 87% advance in 1999, should run its course before long. Technology, along with healthcare and energy, are sectors that should be at the vanguard of the next major advance, which we feel should occur in the spring of next year.


/s/ William B. Astrop

William B. Astrop, CFA

December 11, 2000

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SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2000 (UNAUDITED)


 SHARES                                                                VALUE
--------                                                            -----------

COMMON STOCKS - 95.02%

E-COMMERCE/E-TAILERS - 9.91%

   8,759    The Charles Schwab Corporation......................    $   307,660
   5,088    eBay Inc.*..........................................        262,032
                                                                    -----------
                                                                        569,692
                                                                    -----------
HARDWARE - 24.79%
  10,174    Compaq Computer Corporation.........................        309,391
  10,271    Dell Computer Corporation*..........................        302,995
   2,895    EMC Corporation*....................................        257,836
   2,349    Sun Microsystems, Inc.*.............................        260,445
   6,017    Texas Instruments, Incorporated.....................        295,209
                                                                    -----------
                                                                      1,425,876
                                                                    -----------
INFRASTRUCTURE - 18.76%
   7,232    Nokia Corporation ADR Class A.......................        309,168
   3,909    QUALCOMM Incorporated*..............................        254,513
   2,558    Siebel Systems, Inc.*...............................        268,430
  10,389    WorldCom, Inc.*.....................................        246,739
                                                                    -----------
                                                                      1,078,850
                                                                    -----------
INTERNET TECHNOLOGY/SOFTWARE - 31.75%
   4,040    Adobe Systems Incorporated..........................        307,293
   1,162    Broadcom Corporation - Class A*.....................        258,400
   2,090    CIENA Corporation*..................................        219,711
   5,058    Cisco Systems, Inc.*................................        272,500
   2,820    Corning Incorporated................................        215,730
   4,315    Microsoft Corporation*..............................        297,196
   7,736    Oracle Corporation*.................................        255,288
                                                                    -----------
                                                                      1,826,117
                                                                    -----------
PORTALS - 9.81%
   5,703    America Online, Inc.................................        287,602
   4,716    Yahoo! Inc.*........................................        276,476
                                                                    -----------
                                                                        564,078
                                                                    -----------

Total Common Stocks (Cost $5,922,682)...........................      5,464,612
                                                                    -----------

See Notes to Financial Statements

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SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2000 (UNAUDITED), CONT'D


PRINCIPAL
 AMOUNT                                                                VALUE
--------                                                            -----------

SHORT-TERM INVESTMENTS - 4.93%

$283,657    Firstar Stellar Treasury Fund (Cost $283,657).......    $   283,657
                                                                    -----------
            Total Investments in Securities
              (Cost $6,206,339): 99.95%.........................      5,748,269
            Other Assets in Excess of Liabilities: 0.05%........          2,694
                                                                    -----------

            TOTAL NET ASSETS: 100%..............................    $ 5,750,963
                                                                    ===========

ADR - American depositary receipt

* Non-income producing security

See Notes to Financial Statements

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STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 2000 (UNAUDITED)


ASSETS
  Investments in securities, at value
    (identified cost $6,206,339)................................    $ 5,748,269
  Receivables
    Dividends and interest......................................          5,887
  Prepaid expenses..............................................         13,925
                                                                    -----------
      Total assets..............................................      5,768,081
                                                                    -----------
LIABILITIES
  Payables
    Due to advisor..............................................          1,731
  Accrued expenses..............................................         15,387
                                                                    -----------
       Total liabilities........................................         17,118
                                                                    -----------

NET ASSETS......................................................    $ 5,750,963
                                                                    ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($5,750,963/633,435 shares outstanding; unlimited number
    of shares authorized without par value).....................    $      9.08
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital...............................................    $ 6,220,774
  Undistributed net investment income...........................        (11,741)
  Net unrealized appreciation on investments....................       (458,070)
                                                                    -----------
    Net assets..................................................    $ 5,750,963
                                                                    ===========

See Notes to Financial Statements

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STATEMENT OF OPERATIONS

FOR THE PERIOD JULY 14, 2000* THROUGH OCTOBER 31, 2000 (UNAUDITED)


INVESTMENT INCOME
  Income
    Dividends ..................................................    $       408
    Interest....................................................         13,717
                                                                    -----------
        Total income............................................         14,126
                                                                    -----------
  Expenses
    Organization expense........................................         35,000
    Advisory fees (Note 3)......................................          9,687
    Professional fees...........................................          6,597
    Fund accounting fees........................................          4,105
    Transfer agent fees.........................................          4,105
    Registration fees...........................................          3,518
    Administration fees (Note 3)................................          2,548
    Distribution (Note 4).......................................          2,548
    Custody fees................................................          2,345
    Trustee fees................................................          1,173
    Shareholder Reporting.......................................          1,173
    Other.......................................................            880
                                                                    -----------
        Total expenses..........................................         73,678
        Less: advisory fee waiver and absorption (Note 3).......        (47,811)
                                                                    -----------
        Net expenses............................................         25,867
          NET INVESTMENT LOSS...................................        (11,741)
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net change in unrealized depreciation on investments..........       (458,070)
                                                                    -----------

          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..    $  (469,810)
                                                                    ===========

* Commencement of operations

See Notes to Financial Statements

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STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                 JULY 14, 2000*
                                                                    THROUGH
                                                                OCTOBER 31, 2000
                                                                ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss..........................................   $   (11,741)
  Net change in unrealized depreciation on investments.........      (458,070)
                                                                  -----------

    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.......      (469,811)
                                                                  -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change
     in outstanding shares (a).................................     6,220,774
                                                                  -----------

    TOTAL INCREASE IN NET ASSETS...............................     5,750,963

NET ASSETS
  Beginning of period..........................................             0
                                                                  -----------

  END OF PERIOD................................................   $ 5,750,963
                                                                  ===========

(a) A summary of capital shares transactions is as follows:

                                                           JULY 14, 2000*
                                                              THROUGH
                                                          OCTOBER 31, 2000
                                                     --------------------------
                                                       SHARES          VALUE
                                                     -----------    -----------
Shares sold.......................................       647,837    $ 6,356,513

Shares redeemed...................................       (14,403       (135,739)
                                                     -----------    -----------
Net increase......................................       633,435    $ 6,220,774
                                                     ===========    ===========

* Commencement of operations

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (UNAUDITED)

                                                                JULY 14, 2000*
                                                                   THROUGH
                                                               OCTOBER 31, 2000
                                                               ----------------

Net asset value, beginning of period..........................   $     10.00
                                                                 -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss.........................................         (0.02)
  Net realized and unrealized loss on investments.............         (0.90)
                                                                 -----------
    Total from investment operations..........................         (0.92)
                                                                 -----------

Net asset value, end of period................................   $      9.08
                                                                 ===========

TOTAL RETURN..................................................         (9.20%)+

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).......................   $     5,751

  Ratio of expenses to average net assets:
    Before expense reimbursement..............................          7.12%++
    After expense reimbursement...............................          2.50%++

  Ratio of net investment loss to average net assets
    After expense reimbursement...............................         (4.74%)++

  Portfolio turnover rate.....................................          0.00%

*  Commencement of operations
+  Not Annualized
++ Annualized

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS AT OCTOBER 31, 2000 (UNAUDITED)

NOTE 1 - ORGANIZATION

     The Astrop First Internet Fund (the "Fund") is a series of shares of beneficial interest of the Trust for Investment Managers (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Fund commenced operations on July 14, 2000. The investment objective of the Fund is to seek long-term growth of capital. The Fund will pursue this objective by investing primarily in the common stocks of companies principally engaged in the Internet sector.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the mean of the last available bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C SECURITIES TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Securities transactions are accounted for on the trade date. The cost of securities sold is determined using the specific identification method. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Astrop Research Corporation (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. For the period from July 14, 2000 (commencement of operations) through October 31, 2000, the Fund incurred $9,687 in advisory fees.

     The Advisor has contractually agreed to limit the Fund's expenses by reducing all or a portion of its fees and absorbing the Fund's expenses so that the Fund's ratio of expenses to average net assets will not exceed 2.50%. Any advisory fee waiver and/or any Fund expense absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon review and approval by the Trust's Board of Trustees prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. During the period from July 14, 2000 (commencement of operations) through October 31, 2000, the Advisor reduced its fee and absorbed fund expenses in the amount of $47,811; no amounts were reimbursed to the Advisor.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

     Under $15 million                  $30,000
     $15 to $50 million                 0.20% of average daily net assets
     $50 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

     For the period from July 14, 2000 (commencement of operations) through October 31, 2000, the Fund incurred $2,548 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities for the period from July 14, 2000 (commencement of operations) through October 31, 2000, excluding short-term investments, were $5,922,682 and $0, respectively.

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                                     [LOGO]
                           ASTROP RESEARCH CORPORATION


                                     Advisor
                           ASTROP RESEARCH CORPORATION
                        3133 Maple Drive, N.E., Suite 200
                             Atlanta, Georgia 30305
                                 (404) 816-9900

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Road, Suite E261
                             Phoenix, Arizona 85018
                                 (602) 952-1100

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                             ICA FUND SERVICES CORP.
                       4455 E. Camelback Road, Suite E261
                             Phoenix, Arizona 85018
                                 (800) 522-9955

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.